Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Hewlett-Packard Financial Services Company
200 Connell Drive
Berkeley Heights, NJ 07922

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Hewlett-Packard Financial Services Company (the “Responsible Party” or “Company”) and Goldman, Sachs & Co., LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., and Citigroup Global Markets Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of certain collateral assets associated with the potential issuance of asset backed notes HPEFS 2019-1 (the “Transaction”).  The Company is responsible for the accuracy of the attributes of the collateral assets to be included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 175 lease contracts.  The Company provided a data tape which the Company represents is as of June 30, 2019 and contains a preliminary pool of collateral for the contemplated Transaction (the “Preliminary Data Tape”).  As instructed by the Responsible Party, we randomly selected 175 receivables from the Preliminary Data Tape (the “Sample Leases”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•                  The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•                  The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•                  The value of collateral securing such assets; and

•                  The compliance of the originator of the assets with federal, state, and local laws and regulations.

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We have not performed any procedures with respect to the fair value of the collateral or the securities to be offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•               The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•               Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

•               The reasonableness of any of the assumptions provided by the Responsible Party; and

•               The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

I.  Data, Information and Documents Provided

The Company provided the following data, information, and documents:

A.            An Excel data file containing certain data points for the preliminary collateral pool as of June 30, 2019 (the “Lease Contract Date Tape”).

B.            An excel data file containing the NAIC industry code and related description for each customer for the Sample Leases, which the Company represents was extracted from their Global Lease Manager system on August 13, 2019 (the “Customer Industry File”).

C.            A mapping file containing variations of customer names for the Sample Leases which the Company represents are acceptable variations in customer name including names of parent company, subsidiaries and affiliates of customers (“Customer Name Mapping File”).

D.            An excel data file containing the delinquency status and amounts as of June 30, 2019 for the Company’s entire US Lease Portfolio, which the Company represents was extracted from their Global Lease Manager system as of June 30, 2019 (the “Portfolio Delinquency File”).

E.             For each Sample Lease, the master lease agreement or lease agreement, including certain supporting schedules which pertain to the end-user and, as applicable certain modification documents, including contract amendments, maturity date extension agreements, transfer and assignment agreements or novation agreements (the “Lease Contracts”).

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F.              For each Sample Lease, screenshots from the Company’s Global Lease Manager system (the “Lease System Screenshots”), which the Company represents were pulled from the system on August 14, 2019, and August 19, 2019 containing:

Contract number, customer ID, name of lessee, residual value, lease maturity date, delinquency information, and primary billing address for the customer.

G.            For 22 Sample Leases, screenshots from the Company’s Global Lease Manager system containing invoice amount and cash application history which the Company represents were pulled from the system August 23, 2019 through August 28, 2019 (the “Supplemental Invoice Screenshots”).

H.           For 5 Sample Leases, the Company provided an excerpt from the customer’s invoice statement, containing a summary of tax payments and credits applied to the most recent invoice amount listed within the Supplemental Invoice Screenshots (the “Invoice Statement Excerpt”).

I.                With respect to Sample Lease #40, a screenshot from the Company’s Global Lease Manager system containing transaction detail with respect to the change in residual value for this Sample Lease, which the Company represents was pulled from the system on August 26, 2019 (the “Supplemental Residual Screenshot”).

The data, information, and documents listed above in this Section I, are collectively referred to as the “Data, Information, and Documents”.

II. Procedures Performed

We performed the following agreed-upon procedures on the Sample Leases. For purposes of the procedures below, in the event that information was not clear, data was missing, or there was a question with regard to information contained in the Data, Information and Documents relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions.

A.            For each Sample Lease, we compared the following information from the respective field on the Lease Contract Data Tape to the corresponding information in the Lease Contracts applying the respective “Special Instructions” below which were provided by the Company and accepted by the Specified Parties, noting 2 exceptions to “A.3. Original Term of Lease” detailed in Exhibit I:

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	Description	Field on Lease Contract Data Tape	Special Instructions
1	Contract Number	PCD_ACCT_NBR

Inclusion or omission of periods, hyphens, spaces and/or additional characters at the end of the ‘PCD_ACCT_NBR’ field in the Lease Contracts Data Tape (e.g., “P2” or “LW-01”), or the inclusion of “MLPA” within the Contract Number to identify master contracts, are acceptable variations of a Contract Number.

2	Name of Lessee	CustomerName

We performed this procedure for Sample Leases identified as “Direct” only per the ‘LeaseType’ field within the Lease Contract Data Tape and used the Customer Mapping File to determine acceptable variations of Name of Lessee.

3	Original Term of Lease	OrigTerm

For 3 Sample Leases only, we used the following methodology to recalculate:
Original Term of Lease equals the term listed in the Lease Contracts minus the number of months elapsed from the contract signing date and the date listed on the Contract Modification Document minus 2 months for contracts where payments are made in advance as indicated by the Lease Contract Data Tape field AdArDesc to adjust for payments already received as of the initial contract date and the contract amendment date.

B.            Using the first non-zero field displayed within columns AQ through DV in the Lease Contract Data Tape, which the Company represents is the periodic lease payment amount due by month through the maturity date, we compared and agreed the dollar amount in this field:

•                  for 153 Sample Leases, to the corresponding amount in the Lease Contracts;

•                  for 16 Sample Leases, to the corresponding amount in the Supplemental Invoice Screenshots; and

•                  for 6 Sample Leases, to the corresponding amount in the Supplement Invoice Screenshots less the tax payments and credits shown within the Invoice Statement Excerpt;

noting 2 exceptions as detailed in Exhibit I.  For purposes of this procedure B, the Company and Specified Parties agreed to note an exception if the difference in periodic lease payment amount due for a Sample Lease is greater than $2.

C.            For each Sample Lease, we compared the following information from the respective field on the Lease Contract Data Tape to the corresponding information in the Lease System Screenshots applying the respective “Special Instructions” below which were provided by the Company and accepted by the Specified Parties, noting no exceptions:

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	Description	Field on Lease Contract Data Tape	Special Instructions
1	Contract Number	PCD_ACCT_NBR

2	Customer ID	CustomerID

3	Name of Lessee	CustomerName

We performed this procedure for Sample Leases identified as “Embedded” only per the ‘LeaseType’ field within the Lease Contract Data Tape and used the Customer Mapping File to determine acceptable variations of Name of Lessee.

4	State of Bill Recipient	CustState

5	Residual	ActResidVal

With respect to Sample Lease #40, the Company represents that an asset return occurred between June 30, 2019 and the date the Lease System Screenshots were extracted from the system. For this Sample Lease only, we recalculated Residual using the corresponding value in the respective Lease System Screenshots plus the residual value amount within the Supplemental Residual Screenshot.

6	Lease Maturity Date	ContractMaturityDt

D.            For each Sample Lease, we compared and agreed the DelinqAmt within the Lease Contract Data Tape to the ‘Total Amount Due’ for all delinquency aging buckets less the ‘0 to 30’ delinquency aging bucket shown in the Lease System Screenshots, noting 42 differences.  The Company represents that these differences are driven by their Global Lease Manager system categorization of advanced billings to the customer (which are not yet delinquent), within the ‘0 to 30’ delinquency aging bucket. For these 42 Sample Leases, using the ‘PCD_ACCT_NBR’ field in the Lease Contract Data Tape as the contract identifier we compared and agreed the DelinqAmt within the Lease Contact Data Tape to the respective ‘DELINQUENCYAMOUNT’ field contained within the Portfolio Delinquency File, noting no exceptions.

E.             For each Sample Lease, using the ‘CustomerID’ field in the Lease Contract Data Tape, we compared and agreed the NAIC industry code shown in the ‘NAICCde’ field in the Lease Contract Data Tape to the NAIC industry code listed in the Customer Industry File, noting no exceptions.

F.              For each Sample Lease, we recalculated “Remaining Term” using the methodology below provided by the Company, and compared and agreed our result to the remaining term shown in the ‘RemTerm’ field in the Lease Contract Data Tape, noting no exceptions.

Remaining Term = Original Term - Contract Seasoning

Where:

•                  Original Term =  ‘OrigTerm’ field within the Lease Contract Data Tape

•                  Contract Seasoning = number of full months between the Contract Start Date  and June 30, 2o19, +1 month if either of the following conditions apply:

•                  the Contract State Date is before the 15th day of the month, or

•                  the contract is designated pay in “Advance” per the ‘AdArDesc’ field in the Lease Contract Data Tape AND has a Contract Start Date on the 30th or 31st day of a month

Contract Start Date = ‘ContractStartDt’ field within the Lease Contract Data Tape

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Transaction or the collateral associated with the Transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)                 Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)              Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

New York, New York

September 3, 2019

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Exhibit I

Sample Lease #	Procedure	Lease Contract Data Tape value	Lease Contract value
40	A.3	60	48
57	A.3	47	60
120	B	$11,561.75	$11,557.06
152	B	$6,727.32	$6,773.96